Rule 497(e)
Registration No. 033-11420
1940 Act File No. 811-04993

NICHOLAS LIMITED EDITION, INC.

SUPPLEMENT DATED JUNE 26, 2009
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED APRIL 30, 2009
OF

Nicholas Limited Edition, Inc. – Class I

THIS SUPPLEMENT UPDATES THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE

This Supplement updates certain information contained in the above-referenced Prospectus and Statement of Additional Information
of Nicholas Limited Edition, Inc. On June 25, 2009, a majority of the shareholders of Nicholas Liberty Fund approved a plan to liquidate and dissolve the Nicholas Liberty Fund. The liquidation is expected to occur on June 26, 2009.

Accordingly, effective as of June 26, 2009, all references to Nicholas Liberty Fund in the Prospectus and Statement of Additional
Information are hereby deleted.